UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

U.S. RARE EARTHS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5600 Tennyson Parkway, Suite 190, Plano Texas 75024
(Address of Principal Executive Offices)

(972) 294-7116
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 14, 2013, U.S. Rare Earths, Inc. (the “Company”) announced that Edward Cowle resigned from the Board of Directors. Mr. Cowle had no disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Stockholders on November 14, 2013.  The results of the Annual Meeting are set forth below.  Each of the matters considered at the meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on October 30, 2013.

Proposal No.1 – Ratified an amendment and restatement of the Company’s Bylaws as follows:

For	19,087,070
Against	16,000
Abstain	101,300
Non Vote	-

Proposal No. 2 – The following eight nominees were elected to serve on the Board of Directors until the 2014 Annual Meeting of Stockholders:

Kevin Cassidy	For	19,203,370
	Withheld	1,000
John Victor Lattimore, Jr	For	19,202,970
	Withheld	1,400
Edward F. Cowle	For	19,203,370
	Withheld	1,000
Nancy Ah Chong	For	19,115,670
	Withheld	88,700
Mark Crandall	For	19,203,370
	Withheld	1,000
J. Robert Kerrey	For	19,203,250
	Withheld	1,120
Tommy Franks	For	19,203,350
	Withheld	1,020
Carol Kondos	For	19,202,970
	Withheld	1,400

Proposal No. 3 – Adopted the U.S. Rare Earths, Inc. 2013 Stock Incentive Plan as follows:

For	19,014,144
Against	53,638
Abstain	136,588
Non Vote	-

Proposal No. 4 – Approved an amendment of the Company’s Articles of Incorporation allowing the Company’s stockholders to act by less than unanimous written consent in any matter requiring stockholder action as permitted under Nevada corporate law as follows:

For	18,625,516
Against	17,090
Abstain	635
Non Vote	-

Proposal No. 5 – Approved an amendment of the Company’s Articles of Incorporation providing for indemnification of the officers and directors of the Company as permitted under Nevada corporate law as follows:

For	18,624,271
Against	18,470
Abstain	500
Non Vote	-

Proposal No. 6. – Ratified the appointment of PMB Helin Donovan, LLP of Seattle, Washington as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 as follows:

For	18,955,982
Against	8,800
Abstain	240,088
Non Vote	-

Proposal No. 7 – Approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as follows:

For	19,025,832
Against	16,950
Abstain	161,588
Non Vote	-

Proposal No. 8 – Voted, on a non-binding advisory basis, on the frequency (i.e., every one, two, or three years) of holding an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers as follows:

One Year	1,110,653
Two Year	447,164
Three Year	17,646,553
Abstain	-
Non Vote	-

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date: November 15, 2013	By:	/s/ Kevin Cassidy
Name: Kevin Cassidy
Title: Chief Executive Officer